Exhibit 99.1

For Release

Warner Chilcott and Watson Pharmaceuticals Announce Agreements on

Loestrin® 24 and Femcon® Fe Patent Litigation

- Companies Enter Into Co-Promotion Agreement for Femring® and License

and Supply Agreements for Development-Stage Oral Contraceptive -

Hamilton, Bermuda and Corona, California, January 12, 2009 — Watson Pharmaceuticals, Inc. (NYSE: WPI) and Warner Chilcott Limited (NASDAQ: WCRX) announced today that they have entered into Settlement and License Agreements to resolve pending patent litigation related to Warner Chilcott’s oral contraceptive products, Loestrin® 24 and Femcon® Fe. Separately, Warner Chilcott and Watson have entered into a Co-Promotion Agreement relating to Warner Chilcott’s Femring® product and License and Supply Agreements relating to a Warner Chilcott development-stage oral contraceptive product.

Loestrin® 24 and Femcon® Fe Settlement and License Agreements

Under the terms of the settlement agreements, Warner Chilcott has granted Watson a non-exclusive license to the U.S. patents covering Loestrin® 24 Fe (norethindrone acetate and ethinyl estradiol tablets, USP and ferrous fumarate tablets) and Femcon® Fe (norethindrone, ethinyl estradiol tablets, chewable, ferrous fumarate tablets). The agreement covering Loestrin® 24 Fe will permit Watson to commence marketing its generic equivalent product on the earlier of January 22, 2014 or the date on which another generic version of Loestrin® 24 Fe enters the U.S. market. The agreement covering Femcon® Fe will permit Watson to commence marketing its generic equivalent product on the earlier of 180 days after Barr Laboratories, Inc. (now Teva Pharmaceutical Industries, Ltd.) enters the market with a generic equivalent product, or January 1, 2013. The parties will promptly file dismissals without prejudice that will conclude both litigations. Additional details concerning the settlements have not been disclosed.

Co-Promotion Agreement

In a separate agreement, Watson will co-promote Warner Chilcott’s hormone therapy product, Femring®. Watson’s Specialty Products sales force will promote the product to obstetricians and gynecolgists commencing in 2009, for which it will receive fee-based compensation. Warner Chilcott will also pay Watson a portion of the net sales of Femring® above an agreed upon level for the duration of the agreement. Warner Chilcott’s net sales of Femring® were approximately $15.7 million for the twelve months ended September 30, 2008.

License and Supply Agreements

Under separate license and supply agreements, Warner Chilcott has granted Watson an exclusive license to market and sell an oral contraceptive product (WC3026) currently in late-stage development. Warner Chilcott is responsible for completing development and obtaining approval of this product and expects to submit a new drug application to the FDA in the second half of 2009. Warner Chilcott will exclusively supply Watson with the product on a cost plus margin basis and Watson will pay Warner Chilcott royalties based on product net sales.

About Warner Chilcott

Warner Chilcott is a specialty pharmaceutical company focused on developing, manufacturing, marketing and selling branded prescription pharmaceutical products in women’s healthcare and dermatology in the U.S. WCRX-G

Read more on www.warnerchilcott.com.

Warner Chilcott’s Forward Looking Statements:

This press release contains forward-looking statements, including statements concerning our product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate (including the approval and introduction of generic or branded products that compete with our products); our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facility; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; adverse outcomes in our outstanding litigation or an increase in the number of litigation matters to which we are subject; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; the other risks identified in our Annual Report on Form 10-K for the year ended December 31, 2007; and other risks detailed from time-to-time in our public filings, financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Press inquiries: Rochelle Fuhrmann, Senior Director, Investor Relations of Warner Chilcott Limited, +1-973-442-3281, rfuhrmann@wcrx.com or Patty Eisenhaur, Executive Director, Investor Relations of Watson Pharmaceuticals, Inc., 951-493-5611, patty.eisenhaur@watson.com

About Watson Pharmaceuticals, Inc.

Watson Pharmaceuticals, Inc. is a leading specialty pharmaceutical company that develops, manufactures, markets, sells and distributes generic and specialty brand pharmaceutical products. Watson pursues a growth strategy combining internal product development, strategic alliances and collaborations and synergistic acquisitions of products and businesses.

For press releases and other company information, visit Watson Pharmaceutical’s Web site at http://www.watson.com.

Watson’s Forward-Looking Statement

Any statements contained in this press release that refer to future events or other non-historical facts are forward-looking statements that reflect Watson’s current perspective of existing trends and information as of the date of this release. Except as expressly required by law, Watson disclaims any intent or obligation to update these forward-looking statements. Actual results may differ materially from Watson’s current expectations depending upon a number of factors affecting Watson’s business. These factors include, among others, risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities, including the U.S. Department of Justice and /or the Federal Trade Commission; the difficulty of predicting the timing or outcome of product development efforts and FDA or other regulatory agency approvals or actions, if any; risks that development efforts, including clinical studies and other information, will not be sufficient to support FDA approval of development stage products; delays regarding the regulatory approval process, including the timing and scope of approval received, if any; the impact of competitive products and pricing, market acceptance of and continued demand for Watson’s products; difficulties or delays in manufacturing; and other risks and uncertainties detailed in Watson’s periodic public filings with the Securities and Exchange Commission, including but not limited to Watson’s Annual Report on Form 10-K for the year ended December 31, 2007.